Exhibit 10.1

AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT, hereinafter referred to as this "Amendment", dated as of December 20, 2021, is made and entered into by and among HGIT PROPERTIES LP, a Delaware limited partnership ("Borrower"), the guarantors ("Guarantors") signatories hereto, the financial institutions ("Lenders") which are now or may hereafter become signatories hereto, the "Lenders" party to the Credit Agreement defined below, and JPMORGAN CHASE BANK, N.A. ("JPMorgan"), as administrative agent for the Lenders (in such capacity, "Agent").

W IT N E S S ETH:

WHEREAS, Borrower, Agent and Lenders have entered into an Amended and Restated Credit Agreement dated as of July 30, 2021 (the "Credit Agreement"); and

WHEREAS, Borrower has requested that the Credit Agreement and the other Loan Documents be amended in certain respects, and Agent and Lenders have approved such request;
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, Borrower, Guarantors, Agent and Lenders do hereby agree as follows:

Section 1. Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.
Section 2. Borrower has requested that the aggregate Term Loan Commitments be increased to $600,000,000.00 pursuant to Section 2.09(d) of the Credit Agreement. This Amendment will provide for the increase of the Term Loan Commitments. The aggregate Term Loan Commitments after giving effect to this Amendment are $600,000,000.00.

Section 3.    Section 1.01 of the Credit Agreement is hereby amended to add and/or amend and restate the following definitions:
"Term Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make a Term Loan hereunder in an amount not exceeding the amount set forth on Schedule 2.01. The initial aggregate amount of the Lenders' Term Loan Commitments is $600,000,000, which consists of the $300,000,000 Term Loan made on July 30, 2021 and the $300,000,000 Term Loan made as Second Tranche Term Loans on December 20, 2021.

"Second Tranche Term Loan" means the Term Loan made on December 20, 2021. The Second Tranche Term Loan shall be a "Class" of Loan and Borrowing. All references to the Term Loan shall be deemed to be references to each Class of Term Loan.

"Maturity Date" means (a) for all Loans other than the Second Tranche Term Loan, November 15, 2023, and (b) for the Second Tranche Term Loan, December 20, 2024, in each case as the same may be extended in accordance with Section 2.22, with the result that the Maturity Date can be extended to November 15, 2025 for all Loans other than the Second Tranche Term Loan, and to December 20, 2026 for the Second Tranche Term Loan.

Section 4.    Schedule 2.01 of the Credit Agreement is hereby amended to be in the form of Exhibit A attached hereto and hereby made a part hereof.

Section 5. The Second Tranche Term Loan shall be made to Borrower in Dollars by the Lenders in one Borrowing on the date of this Amendment. The Second Tranche Term Loan shall be a "Class" of Loan and Borrowing. All references to the Term Loan shall be deemed to be references to each Class of Term Loan.

Section 6. All references in the Loan Documents (including the Guaranty) to the "Notes" shall be deemed to include references to the term loan promissory notes dated as of the date hereof executed by Borrower payable to the order of the various Lenders in the aggregate face amount of $300,000,000.00.

Section 7. The Guaranties dated as of below and executed by the corresponding Guarantors are each hereby amended to provide that the respective Guaranty shall constitute a guaranty of payment of the promissory notes described in Section 6 above just as if the said promissory notes were originally described in such Guaranty.

Date	Guarantors

July 30, 2021	Hines Global Income Trust, Inc., HGIT Briargate LLC, HGIT 4700 Berwyn LLC, HGIT 5865 Trinity Parkway LLC, HGIT Bassett Campus LP, HGIT Schertz Parkway LP, HGIT Patrick Henry LP, HGIT 900 Patrol Road LLC, HGIT 1015 Half Street LLC, HGIT Activity Road LP

October 29, 2021	HGIT 5353 Fannin LP

November 29, 2021	HGIT Bradley Center 2 LLC

December 14, 2021	HGIT 2501 West Bradley LLC, HGIT

Section 8. Borrower represents and warrants that the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date. Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such an Event of Default.

Section 9. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.
Section 10. The term "Credit Agreement" as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to Agent or Lenders by Borrower shall mean the Credit Agreement as hereby amended.

Section 11. This Amendment (a) shall be binding upon Borrower, Guarantors, Agent and Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all pri?r agreements, consents and understandings relating to such subject matter.

Section 12. THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signedby their respective duly authorized officers, effective as of the date first set forth herein.

HGIT PROPERTIES LP

By:        Hines Global Income Trust, Inc., General Partner

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Chief Operating Officer

GUARANTORS:

HINES GLOBAL INCOME TRUST, INC.,
a Maryland Corporation

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Chief Operating Officer

HGIT BRIARGATE LLC,
a Delaware limited liability company

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Manager

HGIT 4700 BERWYN LLC,
a Delaware limited liability company

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Manager

HGIT 5865 TRINITY PARKWAY LLC,
a Delaware limited liability company

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Manager

HGIT BASSETT CAMPUS LP,
a Delaware limited partnership

By:    HGIT Bassett Campus GP LLC,
a Delaware limited liability company, Its: General Partner

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Manager

HGIT SCHERTZ PARKWAY LP,
a Delaware limited partnership

By:    HGIT Schertz Parkway GP LLC,
a Delaware limited liability company,
General Partner

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Manager

HGIT PATRICK HENRY LP,
a Delaware limited partnership

By:    HGIT Patrick Henry GP LLC,
a Delaware limited liability company, General Partner

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Manager

HGIT 900 PATROL ROAD LLC,
a Delaware limited liability company

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Manager

HGIT 1015 HALF STREET LLC,
a Delaware limited liability company

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Manager

HGIT ACTIVITY ROAD LP,
a Delaware limited partnership

By:    HGIT Activity Road GP LLC,
a Delaware limited liability company, General Partner

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Manager

HGIT 5353 FANNIN LP,
a Texas limited partnership

By:    HGIT 5353 Fannin GP LLC,
a Delaware limited liability company, General Partner

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Manager

HGIT BRADLEY CENTER 2 LLC,
a Delaware limited liability company

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Manager

HGIT WAYPOINT LP,
a Delaware limited partnership

By:    HGIT Waypoint GP LLC
a Delaware limited liability company, General Partner

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Manager

HGIT 2501 WEST BRADLEY LLC,
a Delaware limited liability company

By: /s/ Janice E. Walker
Name: Janice E. Walker Title: Manager

Signature page to Amendment Agreement with HGIT Properties LP

JPMORGAN CHASE BANK, N.A. individually
and as Administrative Agent

By: /s/ Ryan Dempsey
Name: Ryan Dempsey
Title: Authorized Officer

Signature page to Amendment Agreement with HGIT Properties LP

BANK OF AMERICA, N.A.
By: /s/ Alisa Hollenback
Name: Alisa Hollenback Title: Senior Vice President

Signature page to Amendment Agreement with HGIT Properties LP

REGIONS BANK

By: /s/ Mike Evans
Name: Mike Evans
Title: Director

Signature page to Amendment Agreement with HGIT Properties LP

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Travis H. Myers
Name: Travis H. Myers
Title: Vice President

Signature page to Amendment Agreement with HGIT Properties LP

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Scott S. Solis
Name: Scott S. Solis
Title: Managing Director

Signature page to Amendment Agreement with HGIT Properties LP

CITIZENS BANK, N.A.

By: /s/ Edward C. Brady
Name: Edward C. Brady
Title: Senior Vice President

Signature page to Amendment Agreement with HGIT Properties LP

ZIONS BANCORPORATION, N.A. d/b/a AMEGY BANK

By: /s/ Lauren Page
Name: Lauren Page
Title: Vice President

Signature page to Amendment Agreement with HGIT Properties LP

CADENCE BANK

By: /s/ Anthony Blanco
Name: Anthony Blanco
Title: Senior Vice President

Signature page to Amendment Agreement with HGIT Properties LP

EASTERN BANK

By: /s/ Jared H. Ward
Name: Jared H. Ward
Title: Senior Vice President

Signature page to Amendment Agreement with HGIT Properties LP

TRUIST BANK

By: /s/ Robert A. West
Name: Robert A. West
Title: Senior Vice President

Signature page to Amendment Agreement with HGIT Properties LP

COMERICA BANK

By: /s/ John Kamerman
Name: John Kamerman
Title: Vice President